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                                                                   EXHIBIT 10.35

                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

         This Assignment of Purchase and Sale Agreement (this "ASSIGNMENT") is made as of July ___, 2004, by Realty America Group (4245 Central), LP, a Texas limited partnership ("ASSIGNOR"), and Behringer Harvard 4245 CENTRAL LP, a Texas limited partnership ( "ASSIGNEE").

                                   BACKGROUND

         A. Assignor, as purchaser, entered into that certain Contract of Sale dated effective as of April 19, 2004 (as same may have been amended, the "AGREEMENT") with Vortisch Holdings, L.P., a Texas limited partnership, as seller, in respect of an office building commonly known as 4245 Central Expressway in the City of Dallas, Dallas County, Texas, as more particularly described in the Agreement (the "PROPERTY").

         B. Assignor desires to assign all of its interest in the Agreement to Assignee and Assignee desires to accept the assignment.

                                    AGREEMENT

         1. ASSIGNMENT. For good and valuable consideration paid to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby ASSIGN AND TRANSFER to Assignee all of the right, title and interest of Assignor in and to the Agreement. Assignor hereby accepts such assignment and assumes and agrees to perform all obligations of Assignor as "Purchaser" under the Agreement.

         2. DEPOSIT. Assignor has deposited the amount of $100,000 as Earnest Money (as defined in the Agreement) under the Agreement and has incurred the amount of $25,000 ("PURSUIT COSTS") in pursuit costs in respect of the Property. Concurrently with the execution of this Assignment, Assignee shall cause Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership ("BH SHORT TERM"), to pay to Assignor the amount of $62,500 to be applied as follows: (a) the amount of $12,500 shall reimburse Assignor for fifty percent (50%) of the Pursuit Costs (it being agreed that Assignor shall bear the remaining fifty percent (50%) of such Pursuit Costs); and (b) the amount of $50,000 shall reimburse Assignor for fifty percent (50%) of the Earnest Money deposited by Assignor. Upon such payment by Assignor, the Earnest Money shall be deemed apportioned such that fifty percent (50%) thereof belongs to Assignor and the remaining fifty percent (50%) thereof belongs to BH Short Term. In the event that additional Earnest Money is required to be deposited under the Agreement, Assignee shall cause BH Short Term to deposit same.

         3. CAPITAL CONTRIBUTIONS. Assignor and BH Short Term, among others, have executed (or will execute) that certain Agreement of Limited Partnership of Assignee (the "PARTNERSHIP AGREEMENT"), pursuant to which each of Assignor and BH Short Term is to contribute certain funds necessary to acquire the Property. Upon the closing of the transaction that is the subject of the Agreement, the portion of the Pursuit Costs and Earnest Money belonging to Assignor ($62,500) shall be credited towards the contribution required to be made by Assignor under the Partnership Agreement, and the portion of the Pursuit Costs and Earnest Money belonging to BH Short Term ($62,500 plus any additional Earnest Money deposited by BH Short Term) shall be credited towards the contribution required to be made by BH Short Term under the Partnership Agreement.

         4. REPRESENTATIONS. Assignor hereby unconditionally represents and warrants to, and covenants with, Assignee as follows:

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                  (a) The Agreement is in full force and effect. A true, correct and complete copy of the Agreement (including all amendments to the initial Agreement) is attached hereto as EXHIBIT A.

                  (b) Assignor is not currently in default under the Agreement, and, to Assignor's knowledge, no default by Seller exists under the Agreement.

                   (c) After the execution of this Assignment, Assignee shall have the sole right to exercise any right to terminate the Agreement.

                  (d) Neither Assignor nor any affiliate of Assignor is receiving any compensation in connection with the acquisition of the Property, other than such compensation as is reflected in documents executed by Assignee or affiliates of Assignee. Without limiting the generality of the foregoing, Assignor represents and warrants to Assignee that neither Assignor nor any affiliate of Assignor has or will receive any commission or other payment from the seller named in the Agreement (or any affiliate of such seller) in connection with the sale of the Property to Assignee, except as expressly provided in
         Section 12 of the Agreement.

         5. FURTHER ASSURANCES. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.

         6. ATTORNEYS' FEES. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable expenses, including reasonable attorneys' fees.

         7. COUNTERPARTS. This Agreement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

         8. SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

         9. APPLICABLE LAW. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS.

         10. CAPTIONS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

         11. CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.


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         EXECUTED to be effective as of the date first written above.

                                     ASSIGNOR:

                                     REALTY AMERICA GROUP (4245
                                     CENTRAL), LP, a Texas limited partnership

                                     By:  Realty America Group Investments, LLC,
                                           a Texas limited liability company
                                           Its General Partner

                                           By:   /s/ Webb M. Sowden, III
                                              ----------------------------------
                                           Name:  Webb M. Sowden, III
                                           Title:  Member




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                                     ASSIGNEE:

                                     BEHRINGER HARVARD 4245 CENTRAL LP,
                                     a Texas limited partnership

                                     By: Behringer Harvard 4245 Central GP, LLC,
                                         a Texas limited liability company
                                         Its General Partner

                                         By:
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                                         Name:
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                                         Title:
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